SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 12, 2001


                            TREMOR ENTERTAINMENT INC.
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               (Exact Name of Registrant as Specified in Charter)

            Nevada                     33-20185                 87-0454377
            ------                     --------                 ----------
 (State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)                File No.)            Identification No.)


 2621 West Empire Avenue, Burbank, California                              91504
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (818) 729-0020
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               Registrant's telephone number, including area code

                                New Systems, Inc.
            3040 Commercial Boulevard, Fort Lauderdale, Florida 33308
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          (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets

          On December 12, 2001, New Tremor Acquisition Corp., a newly created subsidiary (the "Merger Sub") of New Systems, Inc., a Nevada corporation (the "Company"), merged with and into Tremor Entertainment Inc., a California corporation ("Tremor"), and Tremor, as the surviving corporation, became a wholly-owned subsidiary of the Company. In conjunction with the merger transaction (the "Merger"), the Company changed its name to "Tremor Entertainment Inc." and Tremor took the name "Tremor Games, Inc."

          Previously, each of the Company, the Merger Sub and Tremor had entered into that certain Agreement and Plan of Merger dated as of August 21, 2001 and amended as of November 30, 2001 (as amended, the "Merger Agreement"). The Merger Agreement and the Merger were approved by (i) the written consent of the holders of a majority of the issued and outstanding shares of common stock of the Company on October 3, 2001 and (ii) the vote of the holders of a majority of the issued and outstanding shares of common stock and Series A Preferred Stock of Tremor at a special meeting held October 30, 2001.

          At the effective date of the Merger (the "Effective Date"), the Merger Agreement provided for the Company to issue and/or reserve shares of the Company's common stock, par value $.001 per share (the "Company Stock"), as follows:

          o Issue 14,858,000 shares of Company Stock to the holders of Tremor's stock in exchange for 7,429 shares of common stock of Tremor (inclusive of 5,000 shares issued upon conversion of outstanding shares of Series A preferred stock of Tremor immediately prior to the Merger) outstanding at the Effective Date, based upon an exchange ratio of two thousand (2,000) shares of Company Stock for every one (1) share of Tremor's common stock (the "Exchange Ratio"); and

          o Reserve 422,631 shares of Company Stock for issuance to holders of Tremor's warrants and options, after giving effect to the Exchange Ratio, upon exercise of outstanding warrants and options to purchase up to an aggregate of approximately 661 shares of Tremor Common that were assumed by the Company in the Merger.

          The securities holders of Tremor acknowledged that the Company Stock received in connection with the Merger or issuable upon conversion or exercise of options and warrants assumed by the Company as part of the Merger were not registered under the Securities Act of 1933, as amended. As part of the Merger, the securities holders of Tremor receiving shares of Company Stock also agreed, except with respect to 200,000 shares of Company Stock to be held by an affiliated entity after the Merger, not to publicly sell, pledge, assign, dispose of, or otherwise transfer any such shares of Company Stock until the first year anniversary of the Effective Date.

          As reported by the Company in that certain Information Statement filed with the Securities and Exchange Commission on November 29, 2001 pursuant to Rule 14f-1 under the Securities Exchange Act of 1934, as amended, in conjunction with the Merger each of Steven Oshinsky, the existing Chief Executive Officer and President of Tremor, and Karl Flowers and Martin Eric Weisberg, each an existing director of Tremor, were appointed directors of the Company and prior management of the Company submitted their resignations. In addition, Mr. Oshinsky was elected to serve as Chairman of the Board, President and Chief Executive Officer of the Company and each of the executive officers of Tremor were elected as executive officers of the Company.

          Any description of the terms, conditions and covenants of the Merger Agreement and any other instrument, document and agreement discussed above is qualified in its entirety by reference to such instrument, document and agreement, which is attached as an exhibit and incorporated herein by reference.


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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of the Business Acquired.
          ---------------------------------------------

          Historical consolidated financial statements relating to Tremor Entertainment Inc., a California corporation and constituent party to the Merger, will be filed by amendment within 60 days of the date this Report was required to be filed.

     (b)  Pro Forma Financial Information and Exhibits.
          --------------------------------------------

          Pro Forma financial information relating to the acquisition will be filed by amendment within 60 days of the date this Report was required to be filed.

     (c)  Exhibits
          --------

          2.2 Amendment to the Merger Agreement dated as of November 30, 2001 by and among New Systems, Inc., New Tremor Acquisition Corp. and Tremor Entertainment Inc.

Item 8. Change in Fiscal Year.

          In connection with the Merger, the Company's board of directors adopted the fiscal year end of Tremor, resulting in a change in the Company's fiscal year end from December 31 to March 31. The report on Form 10-QSB covering the three months ended December 31, 2000 (the transition period) will be filed in accordance with the Securities and Exchange Commission filing requirements and, thereafter, such periodic reports (based on the March 31st fiscal year) as the same shall become due in the ordinary course of business and in accordance with the Securities and Exchange Commission filing requirements.


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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 21, 2001              Tremor Entertainment, Inc.


                                      By: /s/ Steven Oshinsky
                                         ---------------------------------------
                                      Name:  Steven Oshinsky
                                      Title: President (duly authorized officer)


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

                                  EXHIBIT INDEX
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Exhibit No.       Description
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2.1               Agreement and Plan of Merger dated as of August 21, 2001 by and among New Systems, Inc., New Tremor Acquisition Corp. and Tremor Entertainment Inc. (filed as Exhibit C to that Company Information Statement on Schedule 14C filed November 9, 2001 under the Securities Exchange Act of 1934, as amended).

2.2 Amendment to the Merger Agreement dated as of November 30, 2001 by and among New Systems, Inc., New Tremor Acquisition Corp. and Tremor Entertainment Inc.